UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   March 27, 2007
CAMCO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

6901 Glenn Highway, Cambridge, Ohio	43725

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:   (740) 435-2020
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01.   Other Events.
     On March 27, 2007, Camco Financial Corporation issued news releases announcing a dividend on its common stock and a stock repurchase plan. The news releases are attached as Exhibits 99.1 and 99.2.
Section 9 — Financial Statements and Exhibits
Item 9.01   Financial Statements and Exhibits.
     (a) Financial statements of business acquired.
           Not applicable.
     (b) Pro forma financial information.
           Not applicable.
     (c) Exhibits.

Exhibit No.	Description

99.1	News Release of Camco Financial Corporation dated March 27, 2007, regarding dividend

99.2	News Release of Camco Financial Corporation dated March 27, 2007, regarding stock repurchase plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMCO FINANCIAL CORPORATION
	By:	/s/ Mark A. Severson
Mark A. Severson
Date: March 28, 2007		Chief Financial Officer

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